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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                               ________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 17, 1994


                         FHP INTERNATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)



Delaware                            0-14796            33-0072502
(State or Other Jurisdiction        (Commission       (IRS Employer
of Incorporation)                   File Number)      Identification No.)



9900 Talbert Avenue, Fountain Valley, California                         92708
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number,
including area code:  (714) 963-7233


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

            On June 17, 1994 (the "Effective Time"), FHP
International Corporation (the "Registrant" or "FHP") completed the previously announced acquisition of TakeCare, Inc. ("TakeCare"), a Delaware Corporation, by merging (the "Merger") TakeCare with and into FHP Sub, Inc., a Delaware Corporation and a wholly-owned subsidiary of the Registrant ("FHP Sub"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of March 3, 1994 (incorporated by reference herein as Exhibit 2.1), as amended by Amendment No. 1 to the Merger Agreement, dated as of April 29, 1994 (incorporated by reference herein as Exhibit 2.2) and Amendment No. 2 to the Merger Agreement, dated as of May 25, 1994 (incorporated by reference herein as Exhibit 2.3) (as amended, the "Merger Agreement") each by and among FHP, FHP Sub and TakeCare.

            At the Effective Time each outstanding share of common stock, $0.10 par value per share, of TakeCare (the "TakeCare Common Stock") (other than TakeCare Common Stock beneficially owned by FHP, TakeCare or their subsidiaries) was converted into the right to receive without interest, the following consideration (the "Merger Consideration"): (i) 0.4800 of a share of common stock, $0.05 par value per share, of FHP (the
"FHP Common Stock"); plus (ii) 1.6 shares of Series A Cumulative Convertible Preferred Stock, $0.05 par value per share, of FHP (the "Series A Preferred Stock"); plus (iii) subject to certain reductions for certain expenses of TakeCare incurred in connection with the Merger, either 1.1136 shares of Series B Adjustable Rate Cumulative Preferred Stock, $0.05 par value per share, of FHP (the "Series B Preferred Stock") or, at the election of the holder of such share (the "Cash Election"), an amount in cash equal to $27.84 per share of TakeCare Common
Stock.  Cash will be issued in lieu of fractional shares.

            In addition, except as described below, each option issued and outstanding at the Effective Time (whether or not then vested) entitling the holder thereof to purchase any shares of TakeCare Common Stock was converted into the right to receive, upon the surrender thereof, an option to purchase a number of shares of FHP Common Stock equal to the number of shares of TakeCare Common Stock subject to such option immediately prior to the Effective Time multiplied by 3.2. The terms (including the vesting schedule) and the aggregate exercise price of the FHP Common Stock options are the same as the terms and the aggregate exercise price of the original TakeCare Common Stock options, but the per share exercise price was adjusted appropriately. Each holder of a vested stock option to purchase TakeCare Common Stock was entitled at the Effective Time to surrender such vested option in exchange for the Merger Consideration (as if the Cash Election had been made) less the applicable exercise price and any required withholding taxes.

            The value of the Merger Consideration was determined through arms-length negotiations between representatives of the Registrant and TakeCare. The cash amount of the Merger Consideration was funded by FHP by the use of approximately $100 million of internally generated funds and by drawing under that certain Credit Agreement, dated as of March 24, 1994, among FHP, the lenders named therein and Chemical Bank, as Administrative Agent.

            In connection with the Merger, FHP amended its Restated Certificate of Incorporation (see Item 5).

            TakeCare, through its direct and indirect subsidiaries, is a managed health care company that provides comprehensive health care services to approximately 788,000 members as of March 31, 1994, through its HMOs operating in California,
Colorado, Illinois and Ohio. FHP has no present plans for disposition of the material property, plant and equipment or other assets of TakeCare. It is contemplated that the substantial majority of TakeCare's property will continue to be used in generally the same manner and for the same purposes in the general health care operations of FHP as it was used by TakeCare. There can be no assurance, however, that in the future FHP will not deem it advisable to consolidate operations or dispose of material businesses or assets including those acquired in the Merger.

Item 5.  Other Events

            In connection with the Merger, the Registrant's stockholders voted to amend the Registrant's Restated Certificate of Incorporation to increase its authorized shares of common stock to 100,000,000 and to increase its authorized shares of preferred stock to 40,000,000. Copies of the Registrant's Restated Certificate of Incorporation and the amendment thereto are incorporated by reference herein as Exhhibits 3.1 and 3.2, respectively. The Registrant also created two new series of preferred stock: the Series A Preferred Stock and the Series B Preferred Stock. Copies of the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock are included herewith as Exhibits 3.3 and 3.4, respectively.

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Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits.

Item 7(a).  Financial Statements of Business Acquired.

            It is impracticable to provide the required financial statements relative to the business acquired at the present time. The required financial statements will be provided as soon as possible, but in any event no later than 60 days from the date of filing of this Current Report on Form 8-K.

Item 7(b).  Pro Forma Financial Information.

            It is impracticable to provide the required pro forma financial information relative to the business acquired at the present time. The required pro forma financial information will be provided as soon as possible, but in any event no later than 60 days from the date of filing of this Current Report on Form 8-K.

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Item 7(c).  Index of Exhibits.

      2.1   Agreement and Plan of Merger, dated March 3, 1994
            (incorporated by reference to Exhibit 2.1 of Registrant's Registration Statement on Form S-4 (file no. 33-53431) filed with the Commission on May 2,
            1994).

      2.2 Amendment No. 1 to Agreement and Plan of Merger, dated April 29, 1994 (incorporated by reference to Exhibit
            2.2 of Registrant's Registration Statement on Form S-4 (file no. 33-53431) filed with the Commission on May 2,
            1994).

      2.3 Amendment No. 2 to Agreement and Plan of Merger, dated May 25, 1994 (incorporated by reference to Exhibit 2.1 of Registrant's Current Report on Form 8-K, filed with the Commission on May 26, 1994).

      3.1   Restated Certificate of Incorporation of Registrant
            (incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-4 (file no. 33-53431) filed with the Commission on May 2,
            1994).

      3.2 Amendment to Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.2 of Registrant's Registration Statement on Form S-4 (file no. 33-53431) filed with the Commission on May 2,
            1994).

      3.3   Certificate of Designation for Series A Cumulative
            Convertible Preferred Stock of FHP.

      3.4 Certificate of Designation for Series B Adjustable Rate Cumulative Preferred Stock of FHP.

      99.1 Press Release announcing consummation of the Merger, dated June 17, 1994.


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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FHP INTERNATIONAL CORPORATION

                                    By   Jack D. Massimino
                                          Jack D. Massimino
                                          Executive Vice President

Date:  June 30, 1994